SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 31, 1996


                             SEPRAGEN CORPORATION
            (Exact name of registrant as specified in its charter)



      California               0-25726               68-0073366
    (State or other          (Commission           (IRS Employer
    jurisdiction of          File Number)         Identification
    incorporation)                                 No.)



                             30689 Huntwood Avenue
                           Hayward, California 94544
               (Address of principal executive office, zip code)


      Registrant's telephone number, including area code:  (510) 476-0760


      (Former name or former address, if changed since last report):  N/A

  Item 5

       Mr. Werner Kofod Nielsen has resigned as director of Sepragen Corporation (the "Company") effective October 3, 1996 to devote more time to his other business interests.

      The Company has two vacancies on the Board of Directors, which vacancies may be filled by either a vote of the shareholders at a special shareholders meeting or by approval of the Board of Directors prior to the Company's annual meeting in 1997. As of this date, no candidates have been nominated for the directors' position by management or any shareholder.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has caused this report to be signed on its behalf by the undersigned duly authorized.

                                     SEPRAGEN CORPORATION


  Date: 12/20/96                      By: /s/ Vinit Saxena
                                         Vinit Saxena
                                         Chief Executive Officer, President,
                                         Principal Financial Officer and
                                         Chief Accounting Officer